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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


     FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) February10, 2003

                   Magnum d'Or Resources Inc.
     (Exact name of registrant as specified in its charter)


NEVADA                                   0-31849             98-02152222
(State or other jurisdiction
of incorporation)                  (Commission File
                                      Number)               (IRS Employer
                                                          Identification No.)


63 St. Clair Avenue West, Suite 1704, Toronto, Ontario, Canada M4V 2Y9
            (Address of principal executive offices)


 Registrants telephone number, including area code    (416) 962-4508








ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The Company will spin-off 100% of the common and preferred shares of it's wholly owned subsidiaries listed below to the shareholders of the Company on the basis of 1 common share of each subsidiary for every 1000 common shares held by the shareholders' of the Registrant.

The record date for the spin-off of shares of these subsidiaries is set at March 14, 2003.

The Company has set as the distribution date, April 1, 2003. The Company anticipates that NASDAQ will set an ex-dividend date for this matter.

No assurances can be made that the spun-off corporation will emerge as successful companies.

At the record date set for spin-off, each subsidiary should have approximately 13,000 common shares outstanding.

No assurances can be made that the spun-off corporation will make any acquisitions or emerge as a successful company.

Immediately below is the  wholly owned subsidiary being spun-off:

(1)  Progolftournaments.com Inc. - an Ontario Corporation -
     Unlimited common and unlimited preferred shares, without par value.
(2)  Broadspot World Wide Wireless Inc. - an Federally
Corporation - Unlimited common and unlimited preferred shares, without par value.
(3)  Findent Engineering Security Ltd. - an Federally Corporation
- Unlimited common and unlimited preferred shares, without par value.
(4)  First Caribbean Mining Development Inc. - an Federally
Corporation - Unlimited common and unlimited preferred shares, without par value.
(5)  First Eastern Energy Development Inc. - an Federally
Corporation - Unlimited common and unlimited preferred shares, without par value.
(6)  First Mediterranean Gold Resources Inc. - an Federally
Corporation - Unlimited common and unlimited preferred shares, without par value.
(7)  First Western Environmental Protection Inc. - an Federally
Corporation - Unlimited common and unlimited preferred shares, without par value.
(8)  Josanden International Resources Inc. - an Federally
Corporation - Unlimited common and unlimited preferred shares, without par value.
(9)  Second Bavarian Mining Consulting Services Inc. - an
Federally Corporation - Unlimited common and unlimited preferred shares, without par value.
(10) Second Colonial Mining and Engineering Corp. - an Federally
Corporation - Unlimited common and unlimited preferred shares, without par value.
(11) Second Mongolian Mining Security Services Inc. - an
Federally Corporation - Unlimited common and unlimited preferred shares, without par value.


ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

        None

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

_______________, President/Director
_______________, Secretary/Director

ITEM 7:   Market for the Registrants Common Equity and Related
Shareholder Matters:

         Shares of the Registrant trade on the OTC - BB under the symbol MAGR. Note:

         The Company has not declared any cash dividends on its common stock.

  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.




                           SIGNATURES


       Pursuant  to  the requirements of the Securities  Exchange
  Act  of 1934, the registrant has duly caused this report to  be
  signed   on  its  behalf  by  the  undersigned  hereunto   duly
  authorized.


                                     MAGNUM D'OR RESOURCES, INC.



  Date:  February 10, 2003      By:  /S/ Michael Levine
                                         Michael Levine
                                         CEO and Director